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EXHIBIT 23.1


                      CONSENT OF PRICEWATERHOUSECOOPERS LLP



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-05027) of Reality Interactive, Inc. of our report dated February 16, 1998 appearing in this Form 10-KSB.


/S/  PricewaterhouseCoopers LLP
-------------------------------
PricewaterhouseCoopers LLP
Minneapolis, Minnesota
March 31, 1999


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